AUSA FREEDOM PREMIERSM
VARIABLE ANNUITY

Issued Through
AUSA SERIES ANNUITY ACCOUNT
By
AUSA LIFE INSURANCE COMPANY, INC.

Supplement Dated March 14, 2003 to
Prospectus Dated May 1, 2002, as supplemented November 1, 2002 and to Statement of Additional Information Dated May 1, 2002

Please use this supplement with both the AUSA Freedom PremierSM prospectus and statement of additional information dated May 1, 2002. Please read it carefully and keep it with your May 1, 2002 prospectus for future reference.

Effective April 1, 2003, AUSA Life Insurance Company, Inc. changed its name to Transamerica Financial Life Insurance Company, subject to obtaining the necessary approvals. All references to the word “AUSA” are amended to refer to “TFLIC.” All references to the phrase “AUSA Life” are amended to refer to “Transamerica.”

WRL00020 – 3/2003

This Prospectus Supplement must be accompanies by the AUSA Freedom PremierSM
Prospectus dated May 1, 2002.